March 31, 2008 Supplemental Information EXHIBIT 99.2

1 March 31, 2008—
Disclaimer
Certain information contained in this presentation includes forward-
looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as "may," "will,"
"anticipates," "expects," "believes," "intends," "should" or comparable terms or the negative thereof.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements.  Risks and uncertainties associated with the PMB transaction include (without limitation) the following: delay or failure to obtain third party consents; the exclusion of certain properties (which may include properties described herein) from the transaction; the failure to achieve the perceived advantages from the transaction;
larger than expected or unexpected costs associated with the transaction; unexpected liabilities resulting from the transaction;
potential litigation associated with the transaction; and the retention of key personnel after the transaction.
Other risks and uncertainties associated with our business, many of which will apply to the assets acquired in the PMB transaction, include
(without limitation) the following:  deterioration in the operating results or financial condition, including bankruptcies, of our tenants; non-
payment or late payment of rent by our tenants; our reliance on two operators for a significant percentage of our revenues; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs;
the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our medium-term notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and
other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange
Commission, especially the "Risk Factors" sections of our Annual and
Quarterly Reports on Forms 10-K and 10-Q.
Forward-looking information is provided by NHP pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

2 March 31, 2008—
Contents
Reconciliation of 2008 Net Income Guidance to Diluted FFO and Diluted FAD Guidance
Forward Capital Commitments: Acquisition Obligations, Capital Expenditures & Expansions
Portfolio Performance Measures Definitions
Medical Office Building Portfolio Performance Metrics
Unconsolidated JV Portfolio Performance Metrics
Geographic Benchmarks
Tenant Benchmarks
Consolidated Portfolio Performance Metrics—Same Store and Total
Portfolio Summary
Financial Measures Definitions
25
PORTFOLIO OVERVIEW_____________________________________________________________________
1st
Quarter 2008 Investments
18
INVESTMENTS & DISPOSITIONS________________________________________________________________
Lease Expirations and Mortgage Loans Receivable Principal Payments
Expected Dispositions
Unconsolidated Joint Venture Financial Statements
Interest and Fixed Charge Coverage
Debt Maturities and Debt Composition
Capitalization
Consolidated Balance Sheets
Reconciliation of Net Income to Funds Available for Distribution (FAD)
Reconciliation of Net Income to Funds From Operations (FFO)
Consolidated Statement of Operations
4
FINANCIAL RESULTS_________________________________________________________________________
3
COMPANY FACT SHEET______________________________________________________________________

3 March 31, 2008—
Company Fact Sheet
REIT structure provides opportunity to invest directly in real estate and indirectly in healthcare industry
Quality healthcare real estate portfolio
Long-term triple-net master leases with quality operators
Strong affiliations with premiere hospital systems in growing medical office building markets
Senior housing care a vital component of U.S. economy
High dividend yield and high dividend coverage
Financial stability
Well positioned to take advantage of investment opportunities and to conservatively grow earnings and dividends
NHP is one of the few healthcare REITs with investment grade ratings by
Moody’s, Standard & Poors and Fitch.
Nationwide Health Properties, Inc. (NHP), incorporated October 1985, is a publicly traded real estate investment trust (REIT) that invests in senior housing facilities, long-term care facilities and medical office buildings throughout the
United States. NHP generally acquires real estate and then leases the assets under long-term triple-net master leases to senior housing and long-term care operators and various types of leases to multiple tenants in the case of medical office buildings.
As a REIT specializing in healthcare real estate, NHP provides a focused investment strategy with a well diversified portfolio. NHP employs a conservative, long-term approach to real estate investments with an experienced professional management team having extensive operating, real estate and finance backgrounds.
$3.9 billion in healthcare real estate
571 properties in 43 states
259 Assisted and Independent Living
181 Skilled Nursing
57  Medical Office Buildings
17 Other
23  Assets Held For Sale
34  Unconsolidated JV Facilities
Over 80 multi-facility operators
Market Facts
Enterprise Value
$5.0 billion
Closing Price
$33.75
Market Capitalization
$3.2 billion
Dividend & Yield
$1.76 (5.2%)
52 week range
$22.63 – $36.99
Shares Outstanding
96.2 million
Company Profile
Investor Highlights
Our Portfolio
WI
(7%)
MA
(7%)
WA
(4%)
CA
(9%)
TX
(15%)
Credit Ratings
S&P  BBB-
Moody’s Baa3 (positive outlook)
Fitch BBB- (positive outlook)
as of March 31, 2008
as of March 31, 2008

4 March 31, 2008— FINANCIAL RESULTS

5 March 31, 2008—
Consolidated Statement of Operations
In thousands, except per share data
2008 2007
Revenues:
Triple-net lease rent $           70,516 $           62,911
Medical office building operating rent 10,930 2,763
81,446 65,674
Interest and other income 5,267 4,271
86,713 69,945
Expenses:
Interest and amortization of deferred financing costs 24,738 22,743
Depreciation and amortization 27,550 19,813
General and administrative 6,498 5,617
Medical office building operating expenses 4,864 1,414
63,650 49,587
Income before minority interests and unconsolidated joint venture 23,063 20,358
Minority interests in net loss (income) of consolidated joint ventures 9 (17)
Income from unconsolidated joint venture 1,053 218
Income from continuing operations 24,125 20,559
Discontinued operations:
Gain on sale of facilities, net 10,866 66
Income from discontinued operations 2,464 5,423
13,330 5,489
Net income 37,455 26,048
Preferred stock dividends (2,062) (3,791)
Income available to common stockholders 35,393 $         22,257 $
Basic earnings per share (EPS):
Income from continuing operations $               0.23 $               0.19
Discontinued operations 0.14 0.06
Income available to common stockholders
$               0.37 $               0.25
Diluted EPS:
Income from continuing operations $               0.23 $               0.19
Discontinued operations 0.14 0.06
Income
$               0.37 $               0.25
Weighted average shares outstanding for EPS:
Basic
95,274 88,188
Diluted
95,783 88,676
Three Months Ended March 31,

6 March 31, 2008—
Reconciliation of Net Income to Funds From Operations (FFO)
See Financial Measures Definitions
2008 2007
Net income to FFO
Net income 37,455 $             26,048 $
Preferred stock dividends (2,062)                 (3,791)
Real estate related depreciation and amortization 28,589                22,294
Depreciation in income from unconsolidated joint venture 1,115                  164
Gains on sale of facilities (10,866)               (66)
FFO available to common stockholders
54,231                44,649
Series B preferred dividend add-back 2,062                  2,062
Diluted FFO
56,293 $             46,711 $
Weighted average shares outstanding for FFO
Diluted weighted average shares outstanding 95,783                88,676
Series B preferred stock add-back 4,728                  4,698
Fully diluted weighted average shares outstanding 100,511              93,374
Diluted per share amounts:
FFO 0.56 $                 0.50 $
Dividends declared per common share 0.44 $                 0.41 $
FFO payout ratio 79% 82%
FFO Coverage 1.27                     1.22
In thousands, except per share data
Three Months Ended March 31,

7 March 31, 2008—
Reconciliation of Net Income to Funds Available for Distribution (FAD)
See Financial Measures Definitions
2008 2007
Net income to FAD:
Net income 37,455 $             26,048 $
Preferred stock dividends (2,062)                 (3,791)
Real estate related depreciation and amortization 28,589                22,294
Gains on sale of facilities (10,866)               (66)
Straight-lined rent (2,837)                 (937)
Amortization of above and below market lease intangibles 124                      38
Non-cash stock-based compensation expense 1,331                  1,020
Deferred finance cost amortization 747                      687
Lease commissions and tenant and capital improvements (847)                     (613)
NHP's share of FAD reconciling items from unconsolidated joint venture
Real estate related depreciation and amortization 1,115                  164
Deferred finance cost amortization 19                        -
FAD available to common stockholders
52,768                44,844
Series B preferred dividend add-back 2,062                  2,062
Diluted FAD
54,830 $             46,906 $
Weighted average shares outstanding for FAD
Weighted average shares outstanding 95,783                88,676
Series B preferred stock add-back 4,728                  4,698
Fully diluted weighted average shares outstanding 100,511              93,374
Diluted per share amounts:
FAD 0.55 $                 0.50 $
Dividends declared per common share 0.44 $                 0.41 $
FAD payout ratio
80% 82%
FAD Coverage
1.25                     1.22
In thousands, except per share data
Three Months Ended March 31,

8 March 31, 2008—
Reconciliation of 2008 Net Income Guidance to Diluted FFO and Diluted FAD Guidance
See Financial Measures Definitions
All amounts on a per share basis
Low High
Net Income Guidance
$       2.72 $       2.77
Real estate related depreciation and amortization 1.14 1.14
Less: gains on sale (1.66) (1.66)
Dilution from convertible preferred stock (0.02) (0.02)
Diluted FFO Guidance
2.18 2.23
Straight-lined rent (0.11) (0.11)
Non-cash stock-based compensation expense 0.05 0.05
Deferred finance cost amortization 0.03 0.03
Lease commissions and tenant and capital improvements
(0.05) (0.06)
Diluted FAD Guidance
$       2.10 $       2.14

9 March 31, 2008—
Consolidated Balance Sheets
March 31, December 31,
2008 2007
Assets
Real estate related investments:
Land 286,771 $            301,100 $
Buildings and improvements 2,747,883            2,896,876
3,034,654 3,197,976
Less accumulated depreciation (416,364)              (410,865)
Net real estate 2,618,290 2,787,111
Mortgage loans receivable, net 112,591               121,694
Investment in unconsolidated joint venture 50,417                 52,637
Net real estate related investments 2,781,298 2,961,442
Cash and cash equivalents 30,117                 19,407
Receivables, net 3,164                   3,808
Assets held for sale 168,550               -
Other assets 200,186               159,696
Total assets 3,183,315 $         3,144,353 $
Liabilities and Stockholders' Equity
Credit facility 56,000 $              41,000 $
Senior notes due 2008 - 2038 1,156,500            1,166,500
Notes and bonds payable 334,269               340,150
Accounts payable and accrued liabilities 115,432               107,844
Total liabilities 1,662,201 1,655,494
Minority interest 5,720                   6,166
Stockholders' equity:
Series B convertible preferred stock 106,435               106,445
Common stock 9,615                   9,481
Capital in excess of par value 1,604,746            1,565,249
Cumulative net income 1,326,206            1,288,751
Accumulated other comprehensive income 2,442                   2,561
Cumulative dividends (1,534,050)           (1,489,794)
Total stockholders' equity 1,515,394 1,482,693
Total liabilities and stockholders' equity 3,183,315 $         3,144,353 $
In thousands

10 March 31, 2008—
Capitalization
Debt
Credit facility 56,000 $              $        41,000
Senior notes 1,156,500 1,166,500
Notes and bonds 334,269 340,150
Consolidated debt 1,546,769 1,547,650
NHP's share of unconsolidated debt 81,483 79,234
Total debt 1,628,252 $         1,626,884 $
Book Capitalization
Consolidated debt 1,546,769 $         1,547,650 $
Minority interest 5,720 6,166
Total stockholders' equity 1,515,394 1,482,693
Consolidated book capitalization 3,067,883 3,036,509
Accumulated depreciation and amortization 416,364 410,865
Consolidated undepreciated book capitalization 3,484,247 3,447,374
NHP's share of unconsolidated debt 81,483 79,234
NHP's share of unconsolidated depreciation and amortization 2,818 1,703
Total undepreciated book capitalization 3,568,548 $         3,528,311 $
Market capitalization
Shares Price Shares Price
Common stock 96,154 33.75 $    3,245,191 $         94,806 31.37 $    2,974,057 $
Series B preferred stock 1,064 150.00 $  159,653 1,064 140.00 $  149,023
Consolidated market equity capitalization 3,404,844 3,123,080
Consolidated debt 1,546,769 1,547,650
Consolidated market capitalization 4,951,613 4,670,730
NHP's share of unconsolidated debt 81,483 79,234
Total market capitalization 5,033,096 $         4,749,964 $
Leverage Ratios
Consolidated debt to consolidated undepreciated book capitalization 44.4% 44.9%
Total debt to total undepreciated book capitalization 45.6% 46.1%
Consolidated debt to consolidated market capitalization 31.2% 33.1%
Total debt to total market capitalization 32.4% 34.3%
December 31, 2007
In thousands, except stock prices and ratios
March 31, 2008

11 March 31, 2008— Capitalization (2) Undepreciated Book Basis Enterprise Value 54% Equity 46% Debt 68% Equity 32% Debt 75% Unsecured 25% Secured 93% 7% Fixed Variable Debt Composition

12 March 31, 2008—
Debt Maturities and Debt Composition
Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate
Q2 2008 - $            - - $               - - $            - - $              - 288 $              6.4% 288 $             6.4%
Q3 2008 - - 40,000 (1) 6.6% - - 40,000 6.6% - - 40,000 6.6%
Q4 2008 - - 33,500 (2) 7.6% - - 33,500 7.6% - - 33,500 7.6%
2009 - - 87,000 (3) 7.8% 39,010 6.6% 126,010 7.4% - - 126,010 7.4%
2010 56,000 3.9% - - 73,336 * 6.0% * 129,336 5.1% - - 129,336 5.1%
2011 - - 350,000 6.5% 5,283 7.7% 355,283 6.5% - - 355,283 6.5%
2012 - - 96,000 8.3% 36,272 7.3% 132,272 8.0% 14,000 6.0% 146,272 7.8%
2013 - - 300,000 6.3% 67,508 * 6.3%* 367,508 6.3% - - 367,508 6.3%
2014 - - - - 8,346 5.9% 8,346 5.9% 25,616 5.8% 33,962 5.8%
2015 - - 250,000 6.0% 18,917 6.0% 268,917 6.0% 34,027 5.9% 302,944 6.0%
2016 - - - - - - - - - - - -
2017 - - - - 106 5.0% 106 5.0% - - 106 5.0%
2018 - - - - 7,800 6.1% 7,800 6.1% - - 7,800 6.1%
Thereafter - - - - 77,691 4.9% 77,691 4.9% 7,552 6.9% 85,243 5.1%
Total 56,000 $
3.9%
1,156,500 $
6.6%
334,269 $
6.0%
1,546,769 $
6.4%
81,483 $
6.0%
1,628,252 $
6.4%
Weighted average
maturity in years
2.7
4.3 8.3 5.1 7.6 5.2
* Includes $17,108 of debt at a weighted rate of 7.6% in 2010 and $26,305 of debt at a weighted rate of 6.8% in 2013 that was repaid in connection with the April 2, 2008 Emeritus sale
Principal Rate % of Total Principal Rate % of Total
Fixed rate debt
Senior notes 1,156,500 $   6.6% 71.0% $   1,166,500 6.6% 71.7%
Notes and bonds 272,054 6.3% 16.7% 277,930 6.3% 17.1%
NHP's share of unconsolidated debt 81,483 6.0% 5.0% 79,234 6.0% 4.9%
Total fixed rate debt 1,510,037 6.5% 92.7% 1,523,664 6.5% 93.7%
Variable rate debt
Credit facility 56,000 3.9% 3.4% 41,000 5.5% 2.5%
Notes and bonds 62,215 5.2% 3.8% 62,220 5.7% 3.8%
Total variable rate debt 118,215 4.6% 7.3% 103,220 5.6% 6.3%
Total debt 1,628,252 $
6.4%
1,626,884 $
6.5%
(1) Notes putable July of 2008, 2013, 2018, 2023 and 2028 with a final maturity in 2038
(2) Notes putable November of 2008, 2013, 2018 and 2023 with a final maturity in 2028
(3) Includes $55 million of notes putable October of 2009, 2012, 2017 and 2027 with a final maturity in 2037
Period
March 31, 2008 December 31, 2007
Debt Composition
NHP's Share of
Unconsolidated Debt Consolidated Debt
In thousands
Debt Maturities
Total Debt Senior Notes Notes and Bonds Credit Facility

13 March 31, 2008—
Interest and Fixed Charge Coverage
See Financial Measures Definitions
2008 2007
Reconciliation of Net Income to EBITDA:
Net income 37,455 $            26,048 $
Interest and amortization of deferred financing costs in continuing operations 24,738 22,743
Interest and amortization of deferred financing costs in discontinued operations 998 1,079
Depreciation and amortization in continuing operations 27,550 19,813
Depreciation and amortization in discontinued operations 1,164 2,588
Consolidated EBITDA 91,905 72,271
NHP's share of EBITDA reconciling items from unconsolidated joint venture:
Interest and amortization of deferred financing costs 1,214 ---
Depreciation and amortization 1,115 164
Total EBITDA 94,234 72,435
Gains on sale of facilities (10,866) (66)
Adjusted Total EBITDA 83,368 $            72,369 $
Adjusted Consolidated EBITDA 81,039 $            72,205 $
Interest Expense
Consolidated interest expense (including discontinued operations) 24,989 $            23,135 $
NHP's share of interest expense from unconsolidated joint venture 1,195 -
Total interest expense 26,184 23,135
Fixed Charges:
Consolidated interest expense (including discontinued operations) 24,989 $            23,135 $
Preferred stock dividends 2,062 3,791
Consolidated fixed charges 27,051 26,926
NHP's share of interest expense from unconsolidated joint venture 1,195 -
Total fixed charges 28,246 $            26,926 $
Consolidated Adjusted Interest Coverage Ratio
3.24 3.12
Total Adjusted Interest Coverage Ratio 3.18 3.13
Consolidated Adjusted Fixed Charge Coverage Ratio
3.00 2.68
Total Adjusted Fixed Charge Coverage Ratio
2.95 2.69
In thousands
Three Months Ended March 31,

14 March 31, 2008—
Unconsolidated Joint Venture Financial Statements
In thousands
Three Months Ended Three Months Ended
March 31, 2008 December 31, 2007 March 31, 2008 March 31, 2007
Assets Revenues
Land 35,042 $                    35,042 $                    Rent 11,228 $                     1,176 $
Buildings and improvements 498,079 496,188 Interest and other income 26 2
Gross real estate 533,121 531,230 Total revenues 11,254 1,178
Accumulated depreciation (11,271) (6,811)
Net real estate 521,850 524,419 Expenses
Cash 3,318 3,689 Interest and amortization of deferred finance costs 4,854 -
Receivables 5 - Depreciation and amortization 4,460 655
Other assets 5,255 2,825 General and administrative* 1,557 72
Total assets 530,428 $                  530,933 $                  Total expenses 10,871 727
Liabilities and equity Net income 383 $                          451 $
Notes payable 325,933 $                  316,935 $
Accounts payable and accrued liabilities 8,057 3,461 NHP Income and FFO from Joint Venture
Total liabilities 333,990 320,396 Share of net income - 25% 96 $                            113 $
Management fee* 957 105
Equity contributions 220,761 215,970 Income from joint venture 1,053 218
Retained earnings 2,144 1,761 Share of depreciation - 25% 1,115 164
Distributions (21,279) (7,194) FFO from joint venture 2,168 $                       382 $
Other comprehensive income (5,188) -
Total equity 196,438 210,537 * NHP's management fee is included in the joint venture's general and administrative expense
Total liabilities and equity 530,428 $                  530,933 $
NHP's investment in joint venture 50,417 $
52,637 $
Income Statement Balance Sheet

15 March 31, 2008—
Financial Measures Definitions
Adjusted EBITDA:
We believe that adjusted EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of the Adjusted
Interest Coverage Ratio and the Adjusted Fixed Charge Coverage Ratio and
we present it solely for the purpose of being used in those calculations.
Adjusted EBITDA is calculated by adding back any gains and losses on the sale of real estate and any impairments to EBITDA for a given period.  We believe adjusted EBITDA is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations.
However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider adjusted EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations.  The usefulness of adjusted EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments.  Adjusted EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not considered as an alternative to either of those measures.  Our calculation of Adjusted EBITDA may not be comparable to similar measures reported by other companies.
Adjusted Fixed Charge Coverage Ratio:
We believe that the adjusted fixed charge coverage ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest and preferred dividend payment obligations and allows investors to compare interest and dividend paying capabilities among different companies.
We calculate the adjusted fixed charge coverage ratio by dividing Adjusted
EBITDA by Fixed Charges.  In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the components Adjusted EBITDA and Fixed Charges.  Our calculation of the adjusted fixed charge coverage ratio should not be considered an alternative to the ratio of earnings to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to similar ratios reported by other companies.
Adjusted Interest Coverage Ratio:
We believe that the adjusted interest coverage ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest payment obligations and allows investors to compare interest paying capabilities among different companies.  We calculate the adjusted interest coverage ratio by dividing Adjusted EBITDA by interest expense (including capitalized interest, if any).  In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the component Adjusted EBITDA.  Our calculations of the adjusted interest coverage ratio may not be comparable to similar ratios reported by other companies.
EBITDA:
We believe that EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of Adjusted EBITDA which is in turn used in the calculation of the Adjusted Interest Coverage
Ratio and the Adjusted Fixed Charge Coverage Ratio and we present it solely for the purpose of being used in those calculations.  EBITDA is calculated by adding interest, taxes, depreciation and amortization to net income.  The real estate industry uses EBITDA as a non-GAAP measure of both operating performance and liquidity.  We believe it is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations.  However, the methodology for calculating it makes net income the most directly comparable GAAP measure.  As such, we believe investors should consider EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations.  The usefulness of EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments.  EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not considered as an alternative to either of those measures.  Our calculation of
EBITDA may not be comparable to similar measures reported by other companies.

16 March 31, 2008—
Financial Measures Definitions (2)
FAD Payout Ratio and FFO Coverage:
The FAD payout ratio is calculated by dividing the common dividend per share by diluted FAD per share for any given period.  FAD coverage is calculated by dividing diluted FAD per share by the common dividend per share for any given period.  We believe that both of these amounts are important supplemental liquidity measures that enable investors to compare dividend security among REITs.
Fixed Charges:
Fixed charges is a measure of the total interest and preferred stock dividend obligations of a company.  It is calculated by adding interest expense
(including capitalized interest, if any) and preferred stock dividends for any given period and is utilized in calculating the Adjusted Fixed Charge
Coverage Ratio.  It’s usefulness is limited as, among other things, it does not include required principal payments or any other contractual obligations a company may have.  Our calculation of fixed charges should not be considered an alternative to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to fixed charges reported by other companies.
Funds Available for Distribution (“FAD”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FAD and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time.  However, real estate values have historically risen and fallen based on various market conditions and other factors.  FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time.  FAD was developed as a supplemental measure of operating performance primarily to exclude non-cash revenues and expenses that are included in FFO.  FAD is defined as net income (computed in accordance with GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization, plus or minus straight-lined rent (plus cash in excess of rent or minus rent in excess of cash), plus or minus amortization of above or below market lease intangibles, plus non-cash stock based compensation, plus deferred finance cost amortization plus any impairments minus lease commissions, tenant improvements and capital improvements paid. The same adjustments are made to reflect our share of these same items from unconsolidated joint ventures.  We believe that the use of FAD and its related per share amounts and FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions and different non-cash revenues and
expenses.   Additionally, FAD is widely used by industry analysts as a measure of operating performance for equity REITs. FAD does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance.  Our calculations of FAD may not be comparable to FAD reported by other REITs or analysts that define it differently than we do.
Funds from Operations (“FFO”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FFO and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time.  However, real estate values have historically risen and fallen based on various market conditions and other factors.  FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time.  We calculate FFO in accordance with the National Association of Real Estate Investment Trusts'
definition.  FFO is defined as net income (computed in accordance with
GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization.  The same adjustments are made to reflect our share of gains and losses from the sale of real estate and real estate related depreciation and amortization from unconsolidated joint ventures.  We believe that the use of FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a

17 March 31, 2008—
Financial Measures Definitions (3)
more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by
different depreciation assumptions.   Additionally, FFO is widely used by
industry analysts as a measure of operating performance for equity REITs.
FFO does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance.  Our calculations of FFO may not be comparable to
FFO reported by other REITs that do not define the term in accordance with the NAREIT definition or that interpret that definition differently than we do.
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets. Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Normalized FAD:
Normalized FAD excludes from FAD any material one-time items reflected in the financial statements for a given period.
Normalized FFO:
The NAREIT definition of FFO doesn’t exclude impairments of assets.  We believe that impairments are equivalent to losses on sale that are taken early due to the current requirements of GAAP, therefore we generally present
Normalized FFO, which excludes impairments, for any period where our net income includes an impairment.  We also exclude any material one-time items reflected in the financial statements for a given period.

18 March 31, 2008— INVESTMENTS & DISPOSITIONS

19 March 31, 2008—
1    Quarter 2008 Investments
st
Gross investment in thousands
Building Investment
Number of Square Average Gross Per Bed/Unit Initial
Facilities Beds/Units Feet Age Investment Square Foot Yield
Owned Facilities
Assisted and independent living facilities 14 215 10 22,000 $       102,000 $          9.3%
Skilled nursing facilities - - - - - $                   0.0%
Continuing care retirement communities - - - - - $                   0.0%
Total senior housing and long-term care 14 215 10 22,000 102,000 $          9.3%
Medical office buildings 1 - 28,157 5 2,000 71 $                    7.4%
Total acquisitions 15 215 28,157 24,000 9.1%
Capital expenditures - - - 9,000
Total investments 15 215 28,157 33,000
Loans
Assisted and independent living facilities - - - - - $                   0.0%
Skilled nursing facilities - - - - - $                   0.0%
Total senior housing and long-term care - - - - - $                   0.0%
Other loans 30,000 7.3%
Total loans 30,000 7.3%
Total Consolidated
Assisted and independent living facilities 14 215 10 22,000 102,000 $          9.3%
Skilled nursing facilities - - - - - $                   0.0%
Continuing care retirement communities - - - - - $                   0.0%
Total senior housing and long-term care 14 215 10 22,000 102,000 $          9.3%
Other loans 30,000 7.3%
Medical office buildings 1 - 28,157 2,000 71 $                    7.4%
Total acquisitions 15 215 28,157 54,000 8.1%
Capital expenditures - - - 9,000
Total investments 15 215 28,157 63,000
Unconsolidated Joint Venture
Assisted and independent living facilities - - - - - $                   0.0%
Skilled nursing facilities - - - - - $                   0.0%
Total acquisitions - - - - - $                   0.0%
Capital expenditures - - 2,000
Total investments - - 2,000
Total Investments
Assisted and independent living facilities 14 215 10 22,000 102,000 $          9.3%
Skilled nursing facilities - - - - - $                   0.0%
Continuing care retirement communities - - - - - $                   0.0%
Total senior housing and long-term care 14 215 10 22,000 102,000 $          9.3%
Medical office buildings 1 - 28,157 2,000 71 $                    7.4%
Total real estate acquisitions 15 215 28,157 24,000 9.1%
Total loans - - - 30,000 7.3%
Total acquisitions 15 215 28,157 54,000 8.1%
Capital expenditures - - - 11,000
Total investments 15 215 28,157 65,000 $
5
5

20 March 31, 2008—
ALF ACQUISITION | Wisconsin Portfolio (January 2008)
Purchase Price: $13M
Price per Unit: $98
Lease: Triple-Net, NHP
Ownership: 100% NHP
Average Age: 8 years
No. of Facilities: 10
Facility Type: ALF
EBITDARM coverage: 1.7x
Occupancy: 92%
Key Stats
Wisconsin
Portfolio Location

21 March 31, 2008—
ALF ACQUISITION | Southern Wisconsin Portfolio (February 2008)
Purchase Price: $9M
Price per unit: $108
Lease: Triple-Net, NHP
Ownership: 100% NHP
Average Age: 10 years
No. of Facilities: 4
Facility Type: ALF
EBITDARM Coverage: 1.4x
Occupancy: 96%
Key Stats
Southern Wisconsin
Portfolio Location

22 March 31, 2008—
Expected Dispositions
Investment
Actual Full Year Gross Required at 8.5% % Financing
Revenue Revenue Proceeds Gain Assumed Yield From Proceeds
For the First Quarter 2008
Purchase options 1,488,000 $    1,525,000 $       18,500,000 $         11,066,000 $    17,941,000 $    103%
Loan payoffs 954,000 1,023,000 9,035,000 89,000
12,035,000
75%
2,442,000 $    2,548,000 $       27,535,000 $         11,155,000 $    29,976,000 $    92%
Projected for the Remainder of 2008
Certain [A]
Purchase options 812,000 $       1,658,000 $       13,869,000 $         7,276,000 $      19,506,000 71%
Strategic asset sales 13,601,000 18,148,000 305,000,000 134,583,000 213,341,000 143%
Total certain 14,413,000 $  19,806,000 $     318,869,000 $       141,859,000 $  232,847,000 $  137%
High
[B]
Purchase options 931,000 $       2,026,000 $       20,250,000 $         7,276,000 $      23,835,000 85%
Loan payoffs* 1,198,000 2,684,000 23,080,000 9,902,000 31,576,000 73%
Asset recycling - 239,000 1,400,000 - 2,812,000 50%
Lease restructuring 212,000 365,000 - - 4,294,000
Total high 2,341,000 $    5,314,000 $       44,730,000 $         17,178,000 $    62,517,000
$
72%
Total Actual & Projected 2008
Total actual 2,442,000 $    2,548,000 $       27,535,000 $         11,155,000 $    29,976,000 $    92%
Total certain 14,413,000 $  19,806,000 $     318,869,000 $       141,859,000 $
232,847,000
$  137%
Total high 2,341,000 5,314,000 44,730,000 17,178,000 62,517,000 72%
19,196,000 $  27,668,000 $     391,134,000 $       170,192,000 $  325,340,000 $  120%
*The gain on the loan payoff represents the gain deferred at the time we financed the sale of the facilities
[A] Projected dispositions categorized as "Certain" represent items where NHP received written notice from the tenant or entered into agreements related to the facilities
[B] Projected dispositions categorized as "High" represent items where NHP estimates a high probability of disposition based on an analysis of facility performance, the tenant's financial condition and current financing options available

23 March 31, 2008—
Forward Capital Commitments | Acquisition Obligations, Capital Expenditures & Expansions
Operator/Manager Est. Take Down Beds/Units/SQFT Property Type Amount ($000s) Est. NOI ($000s) Initial Yield
[A] PMB - Santa Clarita, CA  Apr 2008
78,164 MOB
$                    35,394 $               2,236 6.3%
[A] PMB - Lynwood, CA Apr 2008 54,246 MOB 19,224 $               1,208 6.3%
[A] PMB - Castro Valley, CA Apr 2008 19,070 MOB 7,742 $                  487 6.3%
[A] PMB - Burbank, CA Apr 2008 69,620 MOB 34,921 $               2,113 6.1%
[A]
PMB - San Gabriel, CA Apr 2008 58,249 MOB 21,534 $               1,353 6.3%
[A]
PMB - Torrance, CA Apr 2008 58,634 MOB 13,823 $                  836 6.1%
[B] PMB - Henderson, NV May 2008
84,666 MOB
26,713 $               1,736
6.5%
Nexion - Lancaster, TX Jun 2008 120 SNF 6,360 $                  620 9.8%
Southwest LTC - Marshall, TX Jun 2008 125 SNF 6,400 $                  656 10.3%
PMB - Hillsboro, OR Jun 2008 104,856 MOB 32,979 $               2,073 6.3%
PMB - Poway, CA Jun 2008 172,000 MOB 90,495 $               5,264 5.8%
PMB - Chula Vista, CA Nov 2008 67,000 MOB 22,738 $               1,429 6.3%
PMB - Mission Viejo, CA Dec 2008
136,732 MOB
96,380 $               5,606
5.8%
PMB - Reno, NV (1) Dec 2008 60,953 MOB 16,808 $               1,056 6.3%
PMB - Reno, NV (2) Dec 2008 91,937 MOB 21,884 $               1,375 6.3%
PMB - Honolulu, HI Dec 2008 92,650 MOB 28,281 $               1,975 7.0%
2008 Total $                  481,676 $             30,024 6.2%
PMB - Burbank, CA Jul 2009
93,772 MOB
60,432 $               3,399
5.6%
PMB - Orange, CA Jul 2009 125,970 MOB 88,570 $               5,035 5.7%
PMB - Pasadena, CA Jan 2010 183,652 MOB 105,480 $               6,093 5.8%
PMB - Gilbert, AZ Jun 2010 63,973 MOB 24,555 $               1,463 6.0%
Willowcreek - Hillsboro, OR Jun 2014 230 ALF 59,000 $               4,720 8.0%
Remaining Total $                  338,037 $             20,710 6.1%
$                  819,712 $             50,734 6.2%
Original Amount Funded Remaining Additional Avg. Yield on
Commitment To Date Commitment NOI Funded Amount
NHP Consolidated
173,953 $               35,521 $
$                  138,432 $               3,126 8.8%
Unconsolidated Joint Venture 23,917 $                  1,716 $                    $                    22,201 $                   146 8.5%
Combined Expansion, Renovation & Capex Total
$             197,870 $               37,237 $                  160,633 $               3,272 8.8%
NHP Consolidated Acquisition Obligations
NHP Consolidated Total Acquisition Obligations
Expansion, Renovation & Capital Expenditures
[A] First tranche of Pacific Medical Buildings transaction closed on April 1, 2008
[B] Pacific Medical Buildings MOB transaction closed on May 1, 2008

24 March 31, 2008—
Lease Expirations and Mortgage Loans Receivable Principal Payments
Dollars in thousands
Minimum Number of Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities
2008 1,379 $       3 1,168 $      2 - $          - - $          - 2,547 $       0%
2009 343 5 4,091 8 - - - - 4,434 2% 13
5
2010 4,575 6 8,322 18 - - - - 12,897 5% 24
2011 - - 8,681 21 - - - - 8,681 3% 21
2012 7,586 8 3,255 7 2,062 2 - - 12,903 5% 17
2013 11,499 11 2,418 5 363 1 - - 14,280 5% 17
2014 8,346 12 1,077 3 4,872 3 - - 14,295 5% 18
2015 1,756 4 3,627 5 - - 4,952 2 10,335 4% 11
2016 10,614 10 15,724 32 - - 2,505 5 28,843 10% 47
2017 2,510 9 5,029 15 - - - - 7,539 3% 24
Thereafter 122,217 * 205 * 28,852 46 4,103 4 4,083 6 159,255 58% 261
170,825 $  273 82,244 $   162 11,400 $   10 11,540 $    13 276,009 $  100% 458
* The above amounts include $16,149 of rent on the 23 Emeritus facilities sold on April 2, 2008
Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of Principal Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities Payments of Total Facilities
2008 - $           - - $         - -
$
- - $           0% - 29,058 $     21% 7
2009 - - - - - - - 0% - 39,597 29% 11
2010 - - - - - - - 0% - 14,745 11% 3
2011 - - - - - - - 0% - 658 1% -
2012 5,643 6 - - - - 5,643 13% 6 715 1% -
2013 - - - - - - - 0% - 9,277 7% -
2014 - - - - - - - 0% - 842 1% -
2015 - - - - - - - 0% - 3,036 2% 1
2016 1,262 1 - - - - 1,262 3% 1 9,758 7% 2
2017 - - - - - - - 0% - 578 0% -
Thereafter 13,316 12 20,928 14 2,480 1 36,724 84% 27 27,579
20% 4
20,221 $    19 20,928 $   14 2,480 $     1 43,629 $    100% 34 135,843 $  100% 28
Assisted and Independent Consolidated Skilled Nursing Total JV Continuing Care
Mortgage Loans Receivable
Consolidated Lease Expirations
Assisted and Independent
Unconsolidated JV Lease Expirations
Skilled Nursing Continuing Care Consolidated Triple-Net Other Triple Net

25 March 31, 2008— PORTFOLIO OVERVIEW

26 March 31, 2008—
Portfolio Summary
Gross investment, NOI and security deposits in thousands
Building Investment Percentage of Percentage
Number of Number of Square Gross Per Bed/Unit/ Investment of NOI by
Facilities Beds/Units Feet Investment Square Foot by Category NOI Category
Owned Facilities
Assisted and independent living facilities 250 17,694 1,682,715 $     95,000 $        50% 42,478 $           52%
Skilled nursing facilities 162 18,190 847,486 47,000 $        25% 22,026 27%
Continuing care retirement communities 10 1,952 124,265 64,000 $        4% 3,007 4%
Specialty hospitals 7 303 70,585 233,000 $      2% 1,968 2%
Total senior housing and long-term care 429 38,139 2,725,051 71,000 $        81% 69,479 85%
Triple-net medical office buildings 6 266,483 55,396 208 $             1% 1,037 1%
Total triple-net 435 38,139 266,483 2,780,447 82% 70,516 86%
Multi-tenant medical office buildings 51 2,142,693 331,646 155 $             10% 6,066 8%
Total owned 486 38,139 2,409,176 3,112,093 92% 76,582 94%
Mortgage Loans Receivable
Assisted and independent living facilities 9 668 47,555 71,000 $        1% 1,434 2%
Skilled nursing facilities 19 2,675 55,909 21,000 $        2% 1,995 2%
Continuing care retirement communities - 180 9,127 51,000 $        0% 187 0%
Total mortgage loans receivable 28 3,523 112,591 32,000 $        3% 3,616 4%
Other Income 1,651 2%
Assets Held for Sale 23 1,634
185,879
5%
Total Consolidated Portfolio
537 43,296 2,409,176 3,410,563 $     100% 81,849 $           100%
Consolidated Portfolio by Type
Assisted and independent living facilities 259 18,362 1,730,270 $     94,000 $        51% 43,912 $           54%
Skilled nursing facilities 181 20,865 903,395 43,000 $        27% 24,021 29%
Continuing care retirement communities 10 2,132 133,392 63,000 $        4% 3,194 4%
Specialty hospitals 7 303 70,585 233,000 $      2% 1,968 2%
Total senior housing and long-term care 457 41,662 2,837,642 68,000 $        84% 73,095 89%
Medical office buildings 57 2,409,176 387,042 161 $             11% 7,103 9%
Total owned and mortgage loans receivable 514 41,662 2,409,176 3,224,684 95% 80,198 98%
Other Income 1,651 2%
Assets held for sale 23 1,634 185,879 5%
Total consolidated 537 43,296 2,409,176 3,410,563 100% 81,849 100%
Unconsolidated JV Ownership
Assisted and independent living facilities 19 1,806 250,726 139,000 $      47% 5,323 47%
Skilled nursing facilities 14 1,884 252,735 134,000 $      47% 5,283 47%
Continuing care retirement communities 1 148 29,660 200,000 $      6% 622 6%
Total JV owned 34 3,838 533,121 139,000 $      100% 11,228 100%
Other Income 26 0%
Total JV 11,254 100%
Total Portfolio 571 47,134 2,409,176 3,943,684 $     93,103 $
* Multi-tenant medical office building gross investment includes 77,439 $      of amounts classified as other assets
Triple-Net Leased Security Information
JV JV
Owned Mortgages Total Owned Owned Mortgages Total Owned
Bank letters of credit 53,599 $           2,228 $        55,827 $      9,900 $       Master Leases 84% 100%
Cash deposits 21,854 850 22,704 81 Property Tax 70% 46% 69% 74%
75,453 $           3,078 $        78,531 $      9,981 $       Cap Ex 48% 14% 46% 59%
Consolidated
Percentage with Impounds Security Deposits
Consolidated

27 March 31, 2008—
Portfolio Performance Summary
Gross investment and annualized cash rent in thousands
Number of Average Gross Annualized Current EBITDARM
Facilities Age Investment Cash Rent/NOI Yield Occupancy Coverage
Owned Facilities
Assisted and independent living facilities 250 12 1,682,715 $     160,663 $         9.5% 84.9% 1.28x
Skilled nursing facilities 162 28 847,486 89,307 10.5% 83.6% 1.95x
Continuing care retirement communities 10 24 124,265 12,071 9.7% 84.6% 1.59x
Specialty hospitals 7 16 70,585 7,858 11.1% 81.1% 2.38x
Total senior housing and long-term care 429 18 2,725,051 269,898 9.9% 84.2% 1.55x
Triple-net medical office buildings 6 9 55,396 4,150 7.5% 91.1%
Total triple-net 435 2,780,447 274,048 9.9%
Multi-tenant medical office buildings 51 17 331,646 24,455 7.4% 90.7%
Total owned 486 17 3,112,093 298,503 9.6%
Mortgage Loans Receivable
Assisted and independent living facilities 9 12 47,555 5,380 11.3% 94.2% 1.46x
Skilled nursing facilities 19 34 55,909 7,590 13.6% 85.1% 2.23x
Continuing care retirement communities - 36 9,127 728 8.0% 96.5% 3.29x
Total mortgage loans receivable 28 25 112,591 13,698 12.2% 87.0% 1.98x
Assets Held for Sale
23 10 185,879 18,148 9.8% 91.0% 1.46x
Total NHP Consolidated Portfolio 537 17 3,410,563 $     330,348 $
9.7% 84.0%
1.57x
Consolidated Portfolio by Type
Assisted and independent living facilities 259 12 1,730,270 $     166,043 $         9.6% 85.0% 1.28x
Skilled nursing facilities 181 28 903,395 96,897 10.7% 83.7% 1.97x
Continuing care retirement communities 10 25 133,392 12,799 9.6% 85.6% 1.68x
Specialty hospitals 7 16 70,585 7,858 11.1% 81.1% 2.38x
Total senior housing and long-term care 457 18 2,837,642 283,596 10.0% 84.4% 1.57x
Medical Office Buildings 57 15 387,042 28,605 7.4% 90.3%
Assets held for sale 23 10 185,879 18,148 9.8% 91.0% 1.46x
Total consolidated 537 17 3,410,563 330,348 9.7%
Unconsolidated JV Ownership
Assisted and independent living facilities 19 12 250,726 21,091 8.4% 89.0% 1.23x
Skilled nursing facilities 14 19 252,735 21,008 8.3% 91.4% 1.77x
Continuing care retirement communities 1 11 29,660 2,480 8.4% 91.6% 1.59x
Total JV owned 34 15 533,121 44,578 8.4% 90.2% 1.51x
Total Portfolio 571 17 3,943,684 $     374,927 $         9.5% 84.3% 1.56x
* Medical office building cost per square foot and gross investment reflects total purchase price including amounts classified as other assets

Brookdale Senior Living

Wingate Healthcare

Senior Services of America

Laureate Group

Hearthstone

Nationwide Health Properties

28 March 31, 2008—
Portfolio Performance Summary (2)
Independent and
Assisted Living
Private Pay
71%
Medicaid
19%
Medicare
10%
Top 5   = 41%
Top 10 = 57%
Top 15 = 66%
Asset Type
Pay Source
Locations Tenant/Operator
56%
Skilled Nursing
27%
Other
6%
MOBs
11%
WA
WI
(7%)
MA
(7%)
(4%)
CA
(9%)
TX
(15%)
[A] Assumes sale of Emeritus portfolio on April 2, 2008
[A]
[A]

29 March 31, 2008—
Portfolio Performance Summary | Asset Class Composition Trends
62%
61%
62%
63%
56% 56%
30%
30%
29%
28%
27% 27%
2%
2% 2% 2%
11% 11%
6%
7% 7% 7%
6% 6%
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
ALF SNF MOB Other

30 March 31, 2008—
Portfolio Performance Summary | Private Pay Composition Trends
65%
68%
71% 71% 71% 71%
23%
21%
18% 18%
19% 19%
12%
11% 11% 11%
10% 10%
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Private Medicaid Medicare

31 March 31, 2008—
50%
48%
49% 49%
46%
41%
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Top 5 Top 10 Top 15
Portfolio Performance Summary | Top Tenant Concentration Trends
67%
65% 65%
64%
61%
57%
76%
75%
73%
71%
69%
66%

32 March 31, 2008—
Consolidated Portfolio Performance by Asset Type (excluding MOBs)
* Excludes Emeritus portfolio assets sold on April 2, 2008
MAR 2008 DEC 2007 Q/Q Chg MAR 2007 Y/Y Chg MAR 2008 DEC 2007 MAR 2007
Assisted and independent living
Annualized Facility Revenue ($000s) 515,602 $       508,324 $      1.4% 484,865 $       6.3% 593,719 $       579,710 $       505,735 $
Occupancy 85.6% 87.2% -1.6% 86.7% -1.2% 85.0% 86.9% 87.4%
Monthly revenue per occupied bed/unit 3,394 $           3,065 $          10.7% 3,153 $           7.6% 3,393 $           2,678 $           2,602 $
Annualized Facility EBITDARM ($000s) 191,094 $       188,510 $      1.4% 181,785 $       5.1% 212,825 $       210,027 $       189,905 $
Facility EBITDARM % 37.1% 37.1% 0.0% 37.5% -0.4% 35.8% 36.2% 37.6%
NHP Annualized Cash Rent ($000s) 145,212 $       143,737 $      1.0% 140,316 $       3.5% 166,043 $       163,662 $       146,311 $
Facility EBITDARM coverage 1.32x 1.31x 0.3% 1.30x 1.6% 1.28x 1.28x 1.30x
Facility EBITDAR coverage 1.14x 1.13x 0.3% 1.12x 1.4% 1.10x 1.11x 1.13x
Facility EBITDAR - Capex coverage 1.08x 1.07x 0.1% 1.06x 1.4% 1.04x 1.04x 1.06x
Skilled nursing facilities
Annualized Facility Revenues ($000s) 973,153 $       961,099 $      1.3% 946,034 $       2.9% 1,185,186 $    1,146,494 $    965,314 $
Occupancy 83.1% 83.1% 0.0% 82.1% 1.0% 83.7% 83.5% 81.6%
Monthly revenue per occupied bed/unit 6,166              5,682             8.5% 6,053              1.9% 6,397              5,638              6,035
Q-Mix (Private + Medicare) 43.9% 42.8% 1.1% 41.0% 3.0% 43.7% 41.9% 40.3%
Annualized Facility EBITDARM ($000s) 157,194 $       154,383 $      1.8% 148,504 $       5.9% 191,343 $       185,513 $       151,588 $
Facility EBITDARM % 16.2% 16.1% 0.1% 15.7% 0.5% 16.1% 16.2% 15.7%
NHP Annualized Cash Rent ($000s) 80,824 $         80,465 $        0.4% 79,564 $         1.6% 96,897 $         96,256 $         80,848 $
Facility EBITDARM coverage 1.94x 1.92x 1.4% 1.87x 4.2% 1.97x 1.93x 1.87x
Facility EBITDAR coverage 1.34x 1.32x 1.6% 1.27x 5.6% 1.36x 1.33x 1.28x
Facility EBITDAR - Capex coverage 1.25x 1.23x 1.7% 1.18x 6.1% 1.27x 1.24x 1.18x
SAME PROPERTY (PERFORMANCE) TOTAL

33 March 31, 2008—
Consolidated Portfolio Performance (excluding MOBs )
MAR 2008 DEC 2007 Q/Q Chg MAR 2007 Y/Y Chg MAR 2008 DEC 2007 MAR 2007
NHP Consolidated Portfolio
(excluding MOBs)
Annualized Facility Revenue ($000s) 1,631,999 $   1,610,112 $  1.4% 1,565,467 $   4.2% 1,957,167 $   1,901,592 $   1,605,617 $
Occupancy 84.4% 85.1% -0.7% 84.4% 0.0% 84.4% 85.2% 75.8%
Monthly revenue per occupied bed/unit 5,010 $          4,577 $         9.5% 4,805 4.3% 5,104 4,279 4,321
Annualized Facility EBITDARM ($000s) 382,334 $      376,485 $     1.6% 361,910 $      5.6% 444,406 $      434,960 $      373,114 $
Facility EBITDARM % 23.4% 23.4% 0.0% 23.1% 0.3% 22.7% 22.9% 23.2%
Total NHP Annualized Cash Rent ($000s) 242,584 $      241,337 $     0.5% 235,006 $      3.2% 283,596 $      280,619 $      242,281 $
NHP Rent (Payor Mix)
Private 69.2% 71.7% -2.5% 68.3% 0.9% 68.3% 70.8% 68.8%
Medicare 10.8% 9.9% 0.9% 11.0% -0.2% 11.1% 10.2% 10.8%
Medicaid 19.9% 18.3% 1.6% 20.6% -0.7% 20.4% 18.8% 20.3%
Other 0.2% 0.2% 0.0% 0.2% 0.0% 0.2% 0.2% 0.1%
Total NHP Annualized Cash Rent 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Facility EBITDARM coverage 1.58x 1.56x 0.7% 1.54x 2.4% 1.57x 1.55x 1.54x
Facility EBITDAR coverage 1.24x 1.23x 0.7% 1.21x 2.8% 1.22x 1.21x 1.21x
Facility EBITDAR - Capex coverage 1.17x 1.16x 0.6% 1.13x 2.9% 1.15x 1.14x 1.14x
Total Portfolio | Facility Payor Mix MAR 2008 DEC 2007 MAR 2007 MAR 2008 DEC 2007 MAR 2007 MAR 2008 DEC 2007 MAR 2007
Private 99.0% 98.9% 98.9% 16.5% 16.5% 14.7% 49.1% 50.8% 53.3%
Medicare 0.1% 0.1% 0.3% 27.1% 27.1% 27.6% 17.7% 18.3% 19.2%
Medicaid 0.8% 0.9% 0.8% 55.8% 55.8% 57.2% 32.8% 30.5% 27.2%
Other 0.0% 0.0% 0.0% 0.5% 0.6% 0.5% 0.4% 0.3% 0.3%
Total Tenant Revenue 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Q-Mix (Private + Medicare) 99.1% 99.1% 99.2% 43.7% 43.6% 42.3% 66.8% 69.1% 72.5%
* Excludes assets held for sale, medical office buildings and JV assets
ALF/ILF SNF Total
SAME PROPERTY (PERFORMANCE) TOTAL

34 March 31, 2008—
Tenant Concentration
Gross investment and annualized cash rent in thousands
Number of
Number of Beds/Units Gross Percent by Annualized Percent by Average Remaining EBITDARM
Tenant Concentration
Facilities Inservice Investment Investment Cash Rent/NOI Cash Rent Age Term Coverage
1 Brookdale Senior Living [A] 96 5,619 464,195 $        14.4% 50,795 $          16.3% 13 14.4 1.49x
2 Hearthstone Senior Services 32 3,122 431,297 13.4% 35,774 11.5% 9 13.3 1.19x
3
Wingate Healthcare 19 2,516 240,103 7.5% 20,532 6.6% 19 11.7 1.70x
4 Senior Services of America 17 1,298 118,967 3.7% 10,736 3.4% 14 13.3 1.33x
5 Laureate Group 9 1,526 118,946 3.7% 9,893 3.2% 15 4.8 1.52x
Top 5 173 14,081 1,373,508 42.6% 127,730 40.9% 13 13.3 1.43x
6 Carillon Assisted Living 9 928 105,847 3.3% 8,676 2.8% 7 13.8 1.31x
7
Beverly Enterprises 28 3,112 103,414 3.2% 14,469 4.6% 31 6.2 2.12x
8 Atria Senior Living 12 1,906 92,259 2.9% 14,907 4.8% 30 12.2 1.18x
9 Magnolia Health Systems 18 1,505 76,773 2.4% 6,342 2.0% 29 18.8 1.88x
10
Emeritus Corporation
[A]
6 533 70,177 2.2% 6,187 2.0% 10 8.6 1.15x
Top 10 246 22,065 1,821,978 56.5% 178,311 57.1% 15 12.7 1.46x
11
Nexion Health Management 18 2,019 56,220 1.7% 7,447 2.4% 27 4.6 2.00x
12 Primrose Retirement Associates 8 429 55,016 1.7% 4,436 1.4% 8 13.8 1.11x
13 Epic Group 7 892 52,364 1.6% 4,423 1.4% 35 8.1 2.06x
14
Trans Healthcare 7 1,062 46,676 1.5% 5,497 1.8% 40 2.0 0.74x
15 HEALTHSOUTH [A] 2 120 45,645 1.4% 4,948 1.6% 17 5.9 1.13x
Top 15 288 26,587 2,077,899 64.4% 205,063 65.7% 17 11.9 1.46x
Other - Senior Housing and
Long-Term Care Tenants 169 15,224 759,743 23.6% 78,533 25.2% 20 10.7 1.85x
Medical Office Buildings 57 387,042 12.0% 28,605 9.2% 15
Total 514 41,811 3,224,684 100.0% 312,201 100.0% 17 11.5 1.57x
Assets Held For Sale 23 1,634 185,879 18,148
Total NHP Consolidated Portfolio 537 43,445 3,410,563 $     330,348 $
* Performance metrics exclude assets held for sale and JV assets
[A] Public company tenant

35 March 31, 2008—
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Medicaid as
Number of Beds/Units Gross Percent by Annualized Percent by Percent of
Facilities Inservice Investment Investment Cash Rent Cash Rent Cash Rent
[A]
1
Texas 58 10,917 451,532 $       15.9% 42,863 $         15.1% 3.6%
2
Massachusetts 19 2,535 214,485 7.6% 18,689 6.6% 2.3%
3
Wisconsin 49 2,757 210,472 7.4% 18,844 6.6% 1.2%
4
Washington 16 1,465 203,344 7.2% 11,422 4.0% 0.7%
5
California 26 2,603 183,130 6.5% 26,184 9.2% 1.3%
Top 5 168 20,277 1,262,963 44.5% 118,002 41.6% 9.1%
6
Tennessee 21 1,972 159,942 5.6% 13,001 4.6% 1.3%
7
Florida 26 2,425 153,857 5.4% 13,244 4.7% 1.6%
8
Ohio 19 1,673 129,202 4.6% 12,133 4.3% 1.2%
9
North Carolina 11 1,120 111,135 3.9% 9,372 3.3% 0.5%
10
Indiana 23 1,829 110,290 3.9% 9,616 3.4% 0.8%
Top 10 268 29,296 1,927,389 67.9% 175,368 61.8% 14.6%
11 Michigan 18 1,023 106,054 3.7% 9,848 3.5% 0.0%
12 New York 6 846 101,437 3.6% 9,773 3.5% 0.9%
13 Missouri 16 1,131 97,551 3.4% 5,382 1.9% 0.5%
14 Minnesota 13 889 63,951 2.3% 5,634 2.0% 0.8%
15 Arizona 7 704 60,805 2.1% 7,357 2.6% 0.3%
Top 15 328 33,889 2,357,186 83.1% 213,361 75.2% 17.0%
Other States 106 6,288 480,456 16.9% 70,236 24.8% 1.8%
Total 457 41,811 2,837,642 $    100.0% 283,596 $       100.0% 18.7%
Medical Office Buildings 57 387,042 28,605
Assets Held For Sale 23 185,879 18,148
Total NHP Consolidated Portfolio 537 3,410,563 $    330,348 $
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
[A] Medicaid as a percent of cash rent represents an estimate of the portion of NHP's total senior housing and long-term care portfolio total rental income derived from the underlying Medicaid reimbursement of our tenants and borrowers (Medicaid income of our tenant divided by total income of our tenant multiplied by the rent or interest paid to NHP)

36 March 31, 2008—
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Revenue
Number of Beds/Units Gross Annualized EBITDARM per occupied Average Remaining % SNF by
Facilities Inservice Investment Cash Rent Coverage bed/unit Age Term Cash Rent
1
Texas 58 10,917 451,532 $         42,863 $        1.69x 2,730 $         14 8.7 24.9%
2 Massachusetts 19 2,535 214,485 18,689 1.78x 7,533 23 11.3 81.6%
3
Wisconsin 49 2,757 210,472 18,844 1.50x 3,364 16 10.3 17.0%
4 Washington 16 1,465 203,344 11,422 2.09x 5,178 18 16.6 36.4%
5 California 26 2,603 183,130 26,184 1.26x 5,617 18 10.7 16.8%
Top 5 168 20,277 1,262,963 118,002 1.62x 4,088 17 11.5 31.9%
6 Tennessee 21 1,972 159,942 13,001 1.32x 4,099 15 9.3 23.8%
7 Florida 26 2,425 153,857 13,244 1.90x 5,211 18 10.3 20.7%
8 Ohio 19 1,673 129,202 12,133 1.10x 4,971 15 8.1 24.7%
9
North Carolina 11 1,120 111,135 9,372 1.47x 3,461 7 13.2 3.7%
10 Indiana 23 1,829 110,290 9,616 1.53x 4,417 23 16.7 65.2%
Top 10 268 29,296 1,927,389 175,368 1.57x 4,227 17 11.5 30.3%
11 Michigan 18 1,023 106,054 9,848 1.66x 6,646 10 12.2 5.1%
12 New York 6 846 101,437 9,773 1.35x 7,035 16 10.2 50.7%
13 Missouri 16 1,131 97,551 5,382 1.86x 4,790 12 6.6 98.5%
14
Minnesota 13 889 63,951 5,634 1.34x 4,425 24 10.9 40.9%
15 Arizona 7 704 60,805 7,357 1.25x 8,150 15 8.8 6.7%
Top 15 328 33,889 2,357,186 213,361 1.55x 3,272 16 10.9 31.3%
Other States 129 7,922 480,456 70,236 1.70x 5,002 18 8.6 22.1%
Total 457 41,811 2,837,642 $      283,596 $      1.57x 4,632 $         17 -
29.0%
Medical Office Buildings 57 387,042 28,605 15
Assets Held For Sale 23 185,879 18,148 10
Total NHP Consolidated Portfolio 537 3,410,563 $      330,348 $      17
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
Note: Lease terms for NHP facilties generally are between ten and fifteen years with renewal options, if exercised, that add ten to fifteen additional years.
In general, NHP receives contractual rent escalators in the range of 1.5% to 2.5% for skilled nursing assets and 2.0% to 3.0% for assisted living assets

37 March 31, 2008—
Unconsolidated JV Portfolio Performance Metrics
Assisted and Skilled Total
Independent Living Nursing Portfolio
MAR 2008 MAR 2008 MAR 2008
Unconsolidated JV Portfolio
Annualized Facility Revenue ($000s) 72,827 $                           153,754 $                         239,810 $
Occupancy 89.0% 91.4% 90.2%
Monthly revenue per occupied bed/unit 4,076 $                             9,011 $                             6,579 $
Q-Mix (Private + Medicare) 90.2% 52.3% 66.4%
Annualized Facility EBITDARM ($000s) 25,974 $                           37,240 $                           67,162 $
Facility EBITDARM % 35.7% 24.2% 28.0%
Total JV Annualized Cash Rent ($000s) 21,091 21,008 44,578
JV Rent (Payor Mix)
Private 96.6% 32.0% 64.8%
Medicare 1.9% 27.4% 15.4%
Medicaid 1.5% 40.6% 19.9%
Other 0.0% 0.0% 0.0%
Total JV Annualized Cash Rent 100.0% 100.0% 100.0%
Facility EBITDARM coverage 1.23x 1.77x 1.51x
Facility EBITDAR coverage 1.06x 1.41x 1.24x
Facility EBITDAR - Capex coverage 1.01x 1.38x 1.20x

38 March 31, 2008—
Medical Office Building Portfolio Performance Metrics
Gross investment dollars in thousands
Gross
Number of Gross Investment Percent Average Rentable
Ownership
Facilities Investment per SQFT On Campus Age SQFT Current Year Prior Year Change
BROE I  - 90% 20 57,176 $       76 $             60.0% 20 750,440 85.8% 81.0% 4.8%
BROE II - 95% 16 94,070 168 100.0% 15 558,707 91.9%
McShane - 95% 7 48,479 120 57.1% 16 404,227 88.0%
NHP Multi-Tenant - 100% 8 131,921 309 50.0% 16 426,966 97.7%
NHP Triple-Net - 100% 6 55,396 208 16.7% 9 265,784 91.1%
Total MOB Portfolio 57 387,042 $     161 $
64.9%
15 2,406,124
90.3%
Current Year Prior Year % Change Current Year Prior Year % Change Current Year Prior Year Change
BROE I  - 90% 11,052 $         11,069 $       -0.2% 5,650 $           5,170 $         9.3% 51.1% 46.7% 4.4%
BROE II - 95% 11,895 6,475 54.4%
McShane - 95% 6,797 4,192 61.7%
NHP Multi-Tenant - 100% 12,252 8,138 66.4%
NHP Triple-Net - 100% 4,150 4,150
Total MOB Portfolio 46,146 $         28,605 $         58.2%
Gross  Building
Number of Gross Percent by Investment Square Percent by
MOBs by state Facilities Investment Investment per SQFT Feet Square Feet
1
Washington 7 118,364 $     30.6% 323 $              366,483 15.2%
2
Illinois 12 64,597 16.7% 169 383,058 15.9%
3 Missouri 7 48,479 12.5% 120 404,227 16.8%
4 Louisiana 8 36,627 9.5% 95 384,588 16.0%
5 Texas 7 32,059 8.3% 110 291,100 12.1%
Top 5 41 300,126 77.5% 164 1,829,456 76.0%
6
South Carolina 2 17,469 4.5% 159 109,704 4.6%
7
Alabama 1 16,713 4.3% 273 61,219 2.5%
8 Indiana 4 15,718 4.1% 282 55,814 2.3%
9 Ohio 1 11,376 2.9% 170 66,776 2.8%
10 Georgia 3 9,803 2.5% 80 123,294 5.1%
Top 10 52 371,205 95.9% 165 2,246,263 93.4%
11 Florida 1 6,076 1.6% 163 37,266 1.6%
12 Virginia 3 5,233 1.4% 80 65,315 2.7%
13 Tennessee 1 4,528 1.2% 79 57,280 2.4%
Medical Office Buildings 57 387,042 $     100.0% 161 $              2,406,124 100.0%
Annualized Revenue Annualized Cash Rent/NOI Operating Margin
Occupancy

39 March 31, 2008—
Portfolio Performance Measures Definitions
Annualized Cash Rent/NOI:
The most recent monthly total cash rent due from our tenants as of the end of the current reporting period multiplied by twelve. For our multi-tenant medical office building portfolio, NOI rather than cash rent is annualized. We use
Annualized Cash Rent to calculate our EBITDARM, EBITDAR and EBITDAR –
Capex coverages.
Facility EBITDAR:
Earnings before interest, taxes, depreciation, amortization and rent on an annualized basis. We believe EBITDAR is a good estimate of facility cash flows after payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues) which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR to calculate the
EBITDAR (cash flow) coverage for our portfolio.
Facility EBITDAR Coverage:
Annualized EBITDAR divided by Annualized Cash Rent.  This ratio is a measure of a facility’s ability to cover its cash rent obligations.  EBITDAR
Coverage of 1.0X would indicate the EBITDAR is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations.  This is the mid-range coverage calculation we utilize.
Facility EBITDARM:
Earnings before interest, taxes, depreciation, amortization, rent and management fees on an annualized basis.  We believe EBITDARM is a good estimate of facility cash flows before payment of management fees.  We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues)
which we believe represents typical management fees for our senior housing and long-term care portfolios.  We receive periodic facility financial information from our tenants that we utilize to calculate EBITDARM.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.  We use EBITDARM to calculate the EBITDARM (cash flow before management fee) coverage for our portfolio.
Facility EBITDARM Coverage:
Annualized EBITDARM divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations assuming it doesn’t have to pay its management fee.  EBITDARM Coverage of 1.0X would indicate the EBITDARM is just sufficient to pay the cash rent.  The higher the coverage, the better able a facility is to meet its rent obligations.
This is the least restrictive coverage measure we utilize.
Facility EBITDAR - Capex:
Earnings before interest, taxes, depreciation, amortization and rent less minimum capital expenditures (capex) calculated on an annualized basis.
We believe EBITDAR is a good estimate of facility cash flows after a reserve for minimum capital expenditures required to maintain a facility.  We use a standardized imputed capital expenditure schedule in our calculations based on the type, size and age of each facility which we believe represents typical minimum capital expenditures for our senior housing and long-term care portfolios.  We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR - Capex. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR - Capex to calculate the EBITDAR – Capex (cash flow after reserves for minimum capex requirements) coverage for our portfolio.
Facility EBITDAR - Capex Coverage:
Annualized EBITDAR - Capex divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations after it makes the minimum capital expenditures required to maintain the facility.  EBITDAR
- Capex Coverage of 1.0X would indicate the EBITDAR - Capex is just sufficient to pay the cash rent.  The higher the coverage, the better able a facility is to meet its rent obligations.  This is the most restrictive coverage measure we utilize.
Facility Revenues:
The revenues generated by each individual facility on an annualized basis.
We receive periodic facility financial information from our tenants that we utilize to calculate Facility Revenues.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.

40 March 31, 2008—
Portfolio Performance Measures Definitions (2)
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets.
Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Monthly Revenue per Occupied Bed/Unit:
For our senior housing and long-term care portfolio, monthly revenue per occupied bed or unit is derived by determining the monthly revenue generated by each individual facility divided by the total number of actual resident days for a 30-day month. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
Occupancy:
For our senior housing and long-term care portfolio, occupancy represents a facility’s actual resident days (total number of beds or units occupied multiplied by the number of days in the period) divided by the total resident capacity
(total number of beds or units in service for the period multiplied by the number of days in the period). For medical office buildings, facility occupancy represents the leased square feet divided by the total rentable square feet. In all cases (senior housing, long-term care and medical office buildings), the reporting period represents the month prior to quarter end. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
NOI:
We define net operating income (NOI) for our senior housing and long-term care portfolio as rent revenues since our leases are triple-net.  For our medical office building portfolio, we define NOI as revenues minus medical office building operating expenses. In some cases, revenue for medical office buildings include expense reimbursements to common area maintenance
(CAM) charges. Our senior housing and long-term care portfolio generates
“triple-net” rent for us, which means we receive the rent and the tenant pays all operating expenses, property taxes and other expenses of each facility as well as required capital expenditures and maintenance costs. We present NOI as it effectively presents our entire portfolio on a “net” rent basis. NOI may then be used to calculate effective yields and to evaluate facility performance.
Q-Mix:
For our long-term care portfolio, Q-Mix (abbreviation for Quality-Mix) refers to the combination of a Tenant’s private and medicare revenues as a percentage of total revenues. As private and medicare rates are generally higher at long-term care facilities, Tenants can oftentimes improve margins by selectively targeting medicare and private-pay residents. As such, an increase in the Q-Mix generally results in a corresponding increase in a
Tenant’s total revenues.
Rentable Square Feet:
For our medical office building portfolio, rentable square feet represents the area measured to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. An add-on or load factor is used to charge the tenant for a percentage of the common areas, so that the total rentable square footage for the building is equal to sum of each floor’s rentable area.
Same Property (Performance):
Results shown under the Same Property caption present the financial or other performance measures for only those facilities that were in our portfolio for more than twelve month at the end of all periods presented.